UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2005



                            DIGITAL POWER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


    California                      1-12711                       94-1721931
    ----------                      -------                       ----------
  (State or other             (Commission File No.)           (I.R.S. Employer
   jurisdiction                                              Identification No.)
 of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (510) 657-2635
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

(b) On January 13, 2005, Digital Power Corporation (the "Company") appointed Mr. Leo Yen to serve as the Company's Interim Chief Financial Officer.

     Mr. Yen, age 34, is the Chief Operating Officer of Sagent Management, a financial, accounting and tax consulting firm. From 2002 to 2004, Mr. Yen founded and managed Crystal Compass, which was acquired by Sagent Management in 2002. From 1999 to 2002, he was a Senior Associate with Pricewaterhousecoopers LLP and from 1997 to 1999 he was a Senior Tax Consultant with Ernst & Young LLP. Mr. Yen holds a BS in Finance, Real Estate and Law and a BS in Accounting from California State Polytechnic University.

     Mr. Yen will be paid $3,300 per month. He has not held any positions with the Company previously and there are no related party transactions between Mr.
Yen and the Company. There are no family relations between Mr. Yen and any officer or director.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DIGITAL POWER CORPORATION,
                                      a California Corporation


Dated:  January 20, 2005              /s/ Jonathan Wax
        ----------------              ------------------------------------------
                                      Jonathan Wax,
                                      Chief Executive Officer
                                      (Principal Executive Officer)